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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 6, 2001

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                               38-3214743
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                                48083
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.       OTHER EVENTS

         On September 6, 2001, the registrant issued the press release attached hereto as Exhibit 99.1 announcing an intent to sell certain additional non-core business units, including Consolidated Reprographics and Ace Reprographics.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits

      99.1    September 6, 2001 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2001          LASON, INC.
                                  (REGISTRANT)


                                  By:   /s/ Ronald  D. Risher
                                        ----------------------------------------
                                        Ronald D. Risher,  President and CEO


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                                  EXHIBIT INDEX

Exhibit:                             Description:


99.1     September 6, 2001 Press Release